SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  June 9, 2000


                  MODINE MANUFACTURING COMPANY
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin                 1-1373                  39-0482000
----------------------       --------------       ----------------------
   (State or other            (Commission           (I.R.S. Employer
   jurisdiction of            File Number)         Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
-------------------------------------------      -----------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including
area code:                                          (262) 636-1200
                                                 -----------------------


                         NOT APPLICABLE
------------------------------------------------------------------------
 (Former name or former address, if changed since last report.)


           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 6 pages









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Item 5.   Other Information.
          -----------------

     On June 9, 2000, Modine Manufacturing Company ("Modine") mailed its Annual Report to Shareholders and issued a news release, each of which contained the sales forecast for the 2000-2001 fiscal year. These documents contain forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements.

     A copy of the news release is attached hereto as Exhibit 20.

     A copy of the Important Factors and Assumptions Regarding
Forward-Looking Statements is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31,
                    1997).

      4(a)(i)       Rights Agreement Amendment No. 1 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Current Report on Form 8-K dated
                    January 13, 1995).

      4(a)(ii)      Rights Agreement Amendment No. 2 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Current Report on Form 8-K dated
                    January 13, 1995).

Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----

      4(a)(iii)     Rights Agreement Amendment No. 3 dated
                    as of October 15, 1996 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Quarterly  Report on Form 10-Q dated
                    December 26, 1996).

      4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A., (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Quarterly Report on Form 10-Q dated December 26, 1997.)

                    Note:  The amount of long-term debt
                    -----
                    authorized under any instrument defining the rights of holders of long-term debt of the Registrant, other than as noted above, does not exceed ten percent of the total assets of the Registrant and its subsidiaries on a consolidated basis. Therefore, no such instruments are required to be filed as exhibits to this Form. The Registrant agrees to furnish copies of such instruments to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Company dated June 9, 2000.                      6

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

    *99             Important Factors and Assumptions
                    Regarding Forwarding-Looking Statements.         7


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2000.

                              MODINE MANUFACTURING COMPANY


                              By:    D. R. JOHNSON
                                  -------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By:    W. E. PAVLICK
                                  -------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary